Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
______________

Supplement No. 2 dated January 5, 2018
to
Prospectus dated October 30, 2017
and
Supplement No. 1 dated January 5, 2018
to
Statement of Additional Information dated October 30, 2017
________________

This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 30, 2017, as amended or supplemented (the “Prospectus”) and the accompanying statement of additional information dated October 30, 2017, as amended or supplemented (the “SAI”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest.

We have entered into preliminary discussions with potential underwriters with regard to a proposed offering of shares of preferred stock. While our board of directors has yet to review proposed terms for a preferred stock offering and there can be no assurance that we will reach an agreement on terms for such an offering, we intend to continue discussions with regard to a potential preferred stock offering. As a result, this supplement amends the Prospectus and SAI to indicate that we may offer and issue shares of our preferred stock in the immediate future. The statements on pages 6 and 73 of the Prospectus and page SAI-7 of the SAI describing our intent to issue preferred shares is hereby amended as follows:
We have entered into preliminary discussions with potential underwriters to offer shares of preferred stock. The terms of any such offering will be subject to the approval of our board of directors and there can be no assurance that we will be able to complete such an offering. While we have no immediate plans to issue debt securities or borrow money from a bank or other financial institution, it is possible that we will do so if an appropriate opportunity arises. If we incur additional leverage, certain risks may apply. See “Risk Factors - Risks Related to Debt Financing.”

In addition, this supplement amends the indicated sections of the Prospectus as follows:

Footnote (7) to the “Fees and Expenses” table is replaced in its entirety with the following:

(7)
Assumes that we maintain our current level of no outstanding borrowings as of June 30, 2017. We may issue shares of preferred stock in the 12 months following the date of this prospectus. In the event that we issue shares of preferred stock, our borrowing costs, and correspondingly our total annual expenses, including our base management fee as a percentage of our net assets, would increase. We will update this prospectus to include a Fees and Expenses table that reflects the impact of any preferred stock at such time that we believe we will reach an agreement on terms for a preferred stock offering and we are able to estimate the impact of such preferred stock on our total annual expenses.

The section titled “Risk Factors - Risks Related to Debt Financing” is replaced in its entirety with the following:

Our common stock will be subordinate relative to holders of any debt instruments and holders of any preferred stock we may issue.
Rights of holders of our common stock will be subordinated to the rights of holders of any indebtedness we may incur and to the rights of holders of any preferred stock we may issue. Therefore, dividends, distributions and other payments to holders of our common stock in liquidation or otherwise may be subject to prior payments due to the holders of any indebtedness or preferred stock. In addition, under some circumstances the 1940 Act may provide debt or preferred stock holders with voting rights that are superior to the voting rights of holders of our equity securities.
Our borrowings may increase the potential for loss on amounts invested in us and may increase the risk of investing in us.
We may borrow funds to make investments, including through the issuance of preferred stock in one or more series and in one or more offerings in the next 12 months. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.
Changes in interest rates may affect our cost of capital and net investment income.
If we borrow funds, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. For example, in periods of rising interest rates when we have floating-rate debt or floating-rate preferred stock outstanding, our cost of funds will increase, which could reduce our net investment income. In periods of decreasing interest rates when we have preferred stock or fixed-rate debt outstanding, we may be unable to redeem such preferred stock or fixed-rate debt, which could increase our cost of funds relative to the returns on our investments, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.
You should also be aware that a rise in the general level of interest rates may make it easier for us to meet or exceed the subordinated incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income. See “Investment Advisory Agreement.”
Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.
Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters. Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and, in the event dividends become two full years in arrears, would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
The risk factor titled “Legislative or other actions relating to taxes could have a negative effect on us” is replaced in its entirety with the following:
Legislative or other actions relating to taxes could have a negative effect on us.
Legislative or other actions relating to taxes could have a negative effect on the Company. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The U.S. House of Representatives and U.S. Senate recently passed tax reform legislation, which the President recently signed. Such legislation makes many changes to the Internal Revenue Code, including, among other things, significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect the Company, investors or the Company’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Company’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Company and its investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Company’s securities.

Additionally, the following risk factors are added to the section titled “Risk Factors - Risks Related to our Investments”:

Proposed regulations may impact our ability to qualify as a RIC if we do not receive timely distributions from our CLO investments.

As discussed above, we may be required to include in our income our proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which we have made a qualifying electing fund (‘‘QEF’’) election or are CFCs. To qualify as a RIC, we must, among other thing, derive in each taxable year at least 90% of our gross income from certain sources specified in the Code (the ‘‘90% Income Test’’). Although the Code generally provides that the income inclusions from a QEF or a CFC will be ‘‘good income’’ for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be ‘‘good income’’ for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute ‘‘good income’’ for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be ‘‘good income’’ for purposes of the 90% Income Test. Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If such income were not considered ‘‘good income’’ for purposes of the 90% Income Test, we may fail to qualify as a RIC. If these regulations are finalized, we will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

The Collateralized Securities in which we invest may be subject to withholding tax if they fail to comply with certain reporting requirements.
Legislation commonly referred to as the ‘‘Foreign Account Tax Compliance Act,’’ or FATCA, imposes a withholding tax of 30% on payments of U.S. source interest and distributions, and gross proceeds from the disposition of an instrument that produces U.S. source interest or distributions paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

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